UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2007

Interstate Hotels & Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 500, Arlington, Virginia		22203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 387-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2007, Interstate Hotels & Resorts, Inc. entered into an employment agreement amendment with Thomas F. Hewitt, the Company’s Chief Executive Officer. The amendment (i) extended the term of Mr. Hewitt’s employment agreement, which was previously scheduled to expire February 17, 2008, to February 17, 2010, and (ii) increased Mr. Hewitt’s salary from $400,000 to $500,000 per year effective January 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interstate Hotels & Resorts, Inc.

January 18, 2007	By:	/s/ Christopher L. Bennett

Name: Christopher L. Bennett
Title: Executive Vice President and General Counsel